Exhibit 99.1
                                                    Trenwick America Corporation

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: Trenwick America Corporation              Case No.          03-12635(MFW)
       ----------------------------                                -------------
                                                 Reporting Period: May 2004
                                                                   -------------

                            MONTHLY OPERATING REPORT
       File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

----------------------------------------------------------------------------------------------------------------------
                                                                                             Document      Explanation
Required Documents                                                       Form No.            Attached       Attached
----------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                              MOR-1               Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (Con't)       Yes
     Copies of bank statements                                                               N/A
     Cash disbursements journals                                                             Yes
Statement of Operations                                                  MOR-2               Yes
Balance Sheet                                                            MOR-3               Yes
Status of Postpetition Taxes                                             MOR-4               Yes
     Copies of IRS Form 6123 or payment receipt                                              N/A
     Copies of tax returns filed during reporting period                                     N/A
Summary of Unpaid Postpetition Debts                                     MOR-4               Yes
     Listing of aged accounts payable                                                        Yes
Accounts Receivable Reconciliation and Aging                             MOR-5               Yes
Debtor Questionnaire                                                     MOR-5               Yes
----------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.

/s/ Alan L. Hunte                                  June 21, 2004
--------------------------------------             -----------------------
Signature of Debtor                                Date

/s/ Alan L. Hunte                                  June 21, 2004
--------------------------------------             -----------------------
Signature of Joint Debtor                          Date

/s/ Alan L. Hunte                                  June 21, 2004
--------------------------------------             -----------------------
Signature of Authorized Individual*                Date

Alan L. Hunte
--------------------------------------
Printed Name of Authorized Individual*

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

In re:  Trenwick America Corporation                 Case No.     03-12635 (MFW)
Schedule of Cash Receipts & Disbursements        Reporting Period May 2004

                                                           Bank Accounts
                                     Operating                Payroll                  Tax              Other
                                 ----------------------------------------------------------------------------
     Cash - Beg of Month           1,838,494.61               35,331.89                 NA                --
                                 ----------------------------------------------------------------------------
          Receipts:
          Cash Sales                         --                      --                 --                --
        Accounts Rec                         --                      --                 --                --
       Loans & Advances                      --                      --                 --                --
        Sale of Assets                       --                      --                 --                --
        Deposit/WT IN                 25,619.97                      --                 --                --
            Other                        640.39                      --                 --                --
Fund Transfer(Vista MM Purch)                --                      --                 --                --
     Transfers (Interco)           1,204,497.61              747,236.61                 --                --
                                 ----------------------------------------------------------------------------

        Total Receipts             1,230,757.97              747,236.61                 --                --
                                 ----------------------------------------------------------------------------

        Disbursements:
         Net Payroll                         --             (469,141.32)                --                --
        Payroll Taxes                        --             (278,095.29)                --                --
   Sales, Use, & Other Tax                   --                      --                 --                --
     Inventory Purchases                     --                      --                 --                --
    Secured Rental/Leases           (157,520.51)                     --                 --                --
          Insurance                          --                      --                 --                --
        Administrative              (533,054.57)                     --                 --                --
           Selling                           --                      --                 --                --
            Other                        (14.25)                     --                 --                --
        Transfers (PR)              (747,236.61)                     --                 --                --
      Professional Fees             (250,835.89)                     --                 --                --
         Court Costs                         --                      --                 --                --
                                 ----------------------------------------------------------------------------

     Total Disbursements           (1,688,661.83)           (747,236.61)                --                --
                                 ----------------------------------------------------------------------------

        Net Cash Flow               (457,903.86)                     --                 --                --
                                 ----------------------------------------------------------------------------

      Cash: End of Month           1,380,590.75               35,331.89                 --                --
                                 ============================================================================

                                                                      FORM MOR-1

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

Trenwick America Corporation
Bank Reconciliations
Reporting Period: May 2004

The following bank accounts have been reconciled

  Operating:

  Location:       JPMorganChase, NY
                  ABA No. 021-000-021

  Month End
 Book Balance       $ 1,380,590.75

   Payroll:

  Location:       JPMorganChase, NY
                  ABA No. 021-000-021

  Month End
 Book Balance       $    35,331.89

                                                                      FORM MOR-1

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

Trenwick America Corporation
Disbursements Log (Excludes Intercompany)
Month Ended May 31, 2004

        Wire Date             Amount             Vendor Name
2004-05-04                   87,479.78  New York Life Benefit Services Co.
2004-05-28                   88,386.84  New York Life Benefit Services Co.
2004-05-03                    2,422.53  Flexible Spending
2004-05-13                    2,422.53  Flexible Spending
2004-05-26                    2,502.53  Flexible Spending

Wire transfer total         183,214.21
                          ------------

        Check Number          Amount             Vendor Name
-----------------------   ------------  ----------------------------------------
108477                           35.00  Brennan,John
108478                          960.00  Brunell,Paula
108479                          107.55  Duarte,Deborah
108480                        3,763.81  Marty Becker
108482                          444.25  BMC Solutions, Inc.
108483                          678.40  Blondie's Treehouse, Inc
108484                           28.95  CDW Direct, LLC
108485                          286.23  Ceridian Employer Services
108486                      250,835.89  Dewey Ballantine
108487                      157,520.51  Equity Office Properties, L.L.C.
108488                          170.43  Federal Express Corporation
108489                          150.00  Federal Reserve Bank of Cleveland
108490                          343.43  Floral Expressions
108491                          238.00  IASA
108492                       42,622.00  Informatica Corporation
108493                        4,939.77  Kelly Services, Inc.
108494                          400.00  Liz Sue Bagels
108495                        4,110.70  MBSII.net
108496                          300.00  Propark, Inc.
108497                        1,846.20  Staples Business Advantage
108498                        1,397.07  Damaris Rosado
108501                        1,611.98  Kiernan,Kenneth F.
108502                        2,115.84  Louis Direnzo
108503                        1,373.51  Mary Burns
108505                        1,265.20  Mary Fortado
108506                        1,883.46  Timothy Graham
108508                          757.94  AT&T
108509                           40.22  Advanced Modern Locksmithing
108510                       30,015.00  Ashby & Geddes
108511                        1,355.00  Booke Seminars
108512                        3,307.99  CDW Direct, LLC
108513                          654.82  CPT Group Inc
108514                          177.66  Ceridian Employer Services
108515                          900.00  Cognet Communications, Inc.
108516                          268.50  Connecticut Corporate Caterers,LLC
108517                        2,783.62  Crystal Rock Water Company
108518                       34,214.40  Dr. Ben S. Branch
108519                          386.72  Federal Express Corporation

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

108520                        1,064.13  Glowpoint
108521                        2,211.80  Iron Mountain
108522                          728.00  Joyce Van Lines, Inc.
108523                           43.89  MCI
108524                          299.25  MCI
108525                          195.00  Mail Delivery Service of Stamford, LLC
108526                        1,580.39  Nextel
108527                           54.80  Skytel
108528                        5,296.00  Sungard Availability Services Inc.
108529                        6,169.16  Trevaskis & Associates Inc.
108530                          338.00  Bronx SCU
108531                          904.00  Hammond,Noreen A.
108532                        2,045.20  Hunte,Alan L.
108534                           53.42  Richard Pikikero
108535                          708.80  AT&T
108536                          985.00  Advanced Solutions, Inc.
108537                           44.97  Bull's Head Printers
108538                       16,183.72  CYPRESS COMMUNICATIONS
108539                          344.19  Ceridian Employer Services
108540                           59.21  Computer Book Direct
108541                          210.06  Delaware Secretary of State-V#51-6000279
108542                          302.58  Federal Express Corporation
108543                        1,893.75  Lexis/Nexis
108544                        4,444.00  MBSII.net
108545                        1,431.75  MCI
108546                          677.60  Motient
108547                        2,930.00  New York Life Benefit Services Co.
108548                        3,327.47  Pitney Bowes
108549                       11,934.16  RIA Group
108550                          404.79  Staples Business Advantage
108551                        2,644.52  Temco Service Industries, Inc.
108552                        1,370.00  University of Phoenix
108553                        1,199.53  Daniel A. Mintz
108554                        1,561.23  Louis Direnzo
108555                        1,917.97  Mary Fortado
108557                        1,041.68  Roger Feffer
108558                           45.84  Sakyi,Caesar
108559                        4,972.84  Tyler Jr.,Stanlee C.
108560                       79,007.79  Anthem BCBSCT
108561                        1,012.39  BMW Financial Services
108562                          948.70  Business Invirons
108563                        2,296.50  CDW Direct, LLC
108564                          199.50  COGENT COMMUNICATIONS, INC
108565                        2,248.12  CPT Group Inc
108566                          316.67  Club Sandwich of Stamford
108567                           46.52  Connecticut Telephone
108568                        8,322.60  Delta Dental
108569                          367.77  Federal Express Corporation
108570                          200.00  Federal Reserve Bank of Cleveland
108571                          706.60  Harold Horwich
108572                          366.00  Joann McNiff
108574                        1,191.97  Michael J. D'Angelico

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

108575                        4,639.62  Michael Sharman
108576                        3,776.89  Morris Weiss
108577                          930.00  Naic
108578                          149.00  Penton Techonology Media
108579                          205.30  Staples Business Advantage
108580                        2,329.60  Susan Zicarelli
108581                        3,900.00  Trevaskis & Associates Inc.
108582                        4,117.99  Unum Life Insurance Company of America
108583                        3,894.01  Unum Life Insurance Company of America
108584                          772.76  Daniels,Gary
108585                           10.64  MCI
108586                          331.07  John Margres

Checks total                758,196.76
                          ------------

Total May disbursements     941,410.97
                          ============

                                                              FORM MOR-1 (CON'T)

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

     Trenwick America Corporation                           03-12635 (MFW)
--------------------------------------                      --------------------
               Debtor                                       May 2004
                                                            --------------------

                     Statement of Operations
                       (Income Statement)

----------------------------------------------------------------------------------------
                                                       Month Ended          Cumulative
REVENUES                                                May 2004          Filing to Date
----------------------------------------------------------------------------------------
Gross Revenues                                       $          130       $      241,159
----------------------------------------------------------------------------------------
Less: Returns and Allowances                                     --                   --
----------------------------------------------------------------------------------------
Net Revenue                                          $          130       $      241,159
----------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------
Beginning Inventory                                              --                   --
----------------------------------------------------------------------------------------
Add: Purchases                                                   --                   --
----------------------------------------------------------------------------------------
Add:Cost of Labor                                                --                   --
----------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                             --                   --
----------------------------------------------------------------------------------------
Less: Ending Inventory                                           --                   --
----------------------------------------------------------------------------------------
Cost of Goods Sold                                               --                   --
----------------------------------------------------------------------------------------
Gross Profit                                                    130              241,159
----------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------
Advertising                                                      --                   --
----------------------------------------------------------------------------------------
Auto and Truck Expense                                            9                  175
----------------------------------------------------------------------------------------
Bad Debts                                                        --                   --
----------------------------------------------------------------------------------------
Contributions                                                    --               (2,500)
----------------------------------------------------------------------------------------
Employee Benefits Programs                                    7,422               32,170
----------------------------------------------------------------------------------------
Insider compensation*                                        34,018              698,515
----------------------------------------------------------------------------------------
Insurance                                                     1,364               14,745
----------------------------------------------------------------------------------------
Management Fees/Bonuses **                                 (102,512)            (680,397)
----------------------------------------------------------------------------------------
Office Expense                                                4,789               39,922
----------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                               (5,122)              35,000
----------------------------------------------------------------------------------------
Repairs and Maintenance                                         175                2,583
----------------------------------------------------------------------------------------
Rent and Lease Expense                                       70,158              468,407
----------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                    40,162              315,201
----------------------------------------------------------------------------------------
Supplies                                                      8,236               58,208
----------------------------------------------------------------------------------------
Taxes-Payroll                                                 1,847              231,255
----------------------------------------------------------------------------------------
Taxes-Real Estate                                               316                1,580
----------------------------------------------------------------------------------------
Taxes-Other                                                     930               10,661
----------------------------------------------------------------------------------------
Travel and Entertainment                                        606                2,199
----------------------------------------------------------------------------------------
Utilities                                                       149                1,536
----------------------------------------------------------------------------------------
Other (attach schedule)                                     (36,044)           5,253,585
----------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                 26,502            6,482,844
----------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                           5,497              268,450
----------------------------------------------------------------------------------------
Net Profit (Loss) Before Other Income & Expenses            (31,870)          (6,510,136)
----------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
----------------------------------------------------------------------------------------
Other Income (attach schedule)                              192,804          (45,215,355)
----------------------------------------------------------------------------------------
Interest Expense                                                 --                   --
----------------------------------------------------------------------------------------
Other Expense (attach schedule)                                  --                   --
----------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items               160,934          (51,725,491)
----------------------------------------------------------------------------------------
REORGANIZATION ITEMS
----------------------------------------------------------------------------------------
Professional Fees                                                --                   --
----------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                      --                   --
----------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash
----------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                    3,237               41,948
----------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                --                   --
----------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)           1,286,933            5,156,108
----------------------------------------------------------------------------------------
Total Reorganization Expenses                            (1,283,696)          (5,114,160)
----------------------------------------------------------------------------------------
Income Taxes                                                     --              (72,636)
----------------------------------------------------------------------------------------
Net Profit (Loss)                                    $   (1,122,762)      $  (56,767,015)
----------------------------------------------------------------------------------------

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 23 officers which were not considered insiders for purposes of this disclosure.

** Represents amounts charged to Trenwick America Corporation's affiliates under the Administrative Services Agreement

                                                                      FORM MOR-2

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

     Trenwick America Corporation                           03-12635 (MFW)
--------------------------------------                      --------------------
               Debtor                                       May 2004
                                                            --------------------

                  STATEMENT OF OPERATIONS - continuation sheet

---------------------------------------------------------------------------------
                                                Month Ended          Cumulative
BREAKDOWN OF "OTHER" CATEGORY                    May 2004          Filing to Date
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Other Costs
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Other Operational Expenses
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Recruiting & Relocation                               (1,891)               2,883
---------------------------------------------------------------------------------
Legal Fees                                             1,894               10,545
---------------------------------------------------------------------------------
Audit Fees                                            18,556               10,580
---------------------------------------------------------------------------------
Accounting & Tax Fees                                (57,500)              66,654
---------------------------------------------------------------------------------
Other Fees                                                --            5,119,513
---------------------------------------------------------------------------------
Data Processing                                        1,630               36,897
---------------------------------------------------------------------------------
Seminars & Continuing Education                        1,029                3,657
---------------------------------------------------------------------------------
Dues & Subscriptions                                     238                2,857
---------------------------------------------------------------------------------
TOTAL OTHER OPERATIONAL EXPENSES              $      (36,044)      $    5,253,585
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Other Income
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Equity in Undistributed Income (Loss) of
  Unconsolidated Subsidiaries                        192,804          (45,215,355)
---------------------------------------------------------------------------------
TOTAL OTHER INCOME                            $      192,804       $  (45,215,355)
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Other Expenses
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Other Reorganization Expenses
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Bankruptcy Related Fees                            1,286,933            5,156,108
---------------------------------------------------------------------------------
TOTAL OTHER REORGANIZATION EXPENSES           $    1,286,933       $    5,156,108
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

                                                                      FORM MOR-2

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

   Trenwick America Corporation                          Case No. 03-12635 (MFW)
-----------------------------------                               --------------
             Debtor                             Reporting Period: May 2004
                                                                  --------------

                                  BALANCE SHEET

-------------------------------------------------------------------------------------------------------------------
                                                                        BOOK VALUE AT END OF         BOOK VALUE ON
                           ASSETS                                     CURRENT REPORTING MONTH        PETITION DATE
-------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                               5,341,351                4,532,566
-------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                          --                       --
-------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                      51,837,651               48,745,299
-------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                       --                       --
-------------------------------------------------------------------------------------------------------------------
Inventories                                                                            --                       --
-------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                  210,485                  503,054
-------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                              1,000                   10,000
-------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                            340,703                  327,755
-------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                       $   57,731,190           $   54,118,674
-------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                         --                       --
-------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                --                       --
-------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                       17,641,931               20,723,654
-------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                          3,485,693                3,485,693
-------------------------------------------------------------------------------------------------------------------
Vehicles                                                                               --                       --
-------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                 (16,515,569)             (15,433,035)
-------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                 $    4,612,055           $    8,776,312
-------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
-------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                 49,057                  266,900
-------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                191,150,651              249,660,381
-------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                         $  191,199,708           $  249,927,281
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                               $  253,542,954           $  312,822,267
===================================================================================================================

-------------------------------------------------------------------------------------------------------------------
                                                                       BOOK VALUE AT END OF         BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                         CURRENT REPORTING MONTH        PETITION DATE
-------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
-------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                      750                       --
-------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to Form MOR-4)                                                36,250                       --
-------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                      72,114                       --
-------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                          --                       --
-------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                       --                       --
-------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                              --                       --
-------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                 925,824                       --
-------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                               --                       --
-------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                6,973,014                       --
-------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                             $    8,007,952           $           --
-------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                           --                       --
-------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                          --                       --
-------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                288,537,284              289,648,446
-------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                             $  288,537,284           $  289,648,446
-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                             296,545,237              289,648,446
-------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
-------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                         100                      100
-------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                    266,985,085              266,985,085
-------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                              --                       --
-------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                 --                       --
-------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                             (246,858,372)            (246,858,372)
-------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                             (56,767,015)                      --
-------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                  (6,362,081)               3,047,008
-------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                  --                       --
-------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                           $  (43,002,283)          $   23,173,821
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                       $  253,542,954           $  312,822,267
===================================================================================================================

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 23 officers which were not included in this amount.

                                                                      FORM MOR-3

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

   Trenwick America Corporation                          Case No. 03-12635 (MFW)
-----------------------------------                               --------------
             Debtor                             Reporting Period: May 2004
                                                                  --------------

                       BALANCE SHEET - continuation sheet

----------------------------------------------------------------------------------------
                                            BOOK VALUE AT END OF         BOOK VALUE ON
                ASSETS                    CURRENT REPORTING MONTH        PETITION DATE
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
----------------------------------------------------------------------------------------
Accrued Investment Income                             340,703                   327,755
----------------------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                     $      340,703            $      327,755
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
OTHER ASSETS
----------------------------------------------------------------------------------------
Deferred Taxes Receivable                           1,308,827                 1,198,532
----------------------------------------------------------------------------------------
Investment in Subsidiaries                        189,839,003               244,859,636
----------------------------------------------------------------------------------------
Miscellaneous Other Assets                              2,821                 3,602,213
----------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                             $  191,150,651            $  249,660,381
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                           BOOK VALUE AT END OF           BOOK VALUE ON
LIABILITIES AND OWNER EQUITY             CURRENT REPORTING MONTH          PETITION DATE
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
----------------------------------------------------------------------------------------
Accounts Payable                                       64,843                    42,517
----------------------------------------------------------------------------------------
Accrued Expenses                                      150,715                 1,290,790
----------------------------------------------------------------------------------------
Interest Payable                                   12,728,025                12,728,025
----------------------------------------------------------------------------------------
Taxes Payable                                       2,602,010                 2,601,759
----------------------------------------------------------------------------------------
Due to Affiliates                                  82,787,757                82,787,757
----------------------------------------------------------------------------------------
Indebtedness                                      190,203,934               190,197,598
----------------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)           $  288,537,284            $  289,648,446
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------
Accrued Expenses                                    2,610,084                        --
----------------------------------------------------------------------------------------
Severance Payable                                       2,104                        --
----------------------------------------------------------------------------------------
Bonuses Payable                                     1,371,750                        --
----------------------------------------------------------------------------------------
Taxes Payable                                       2,400,441                        --
----------------------------------------------------------------------------------------
Due to Affiliates                                     588,636                        --
----------------------------------------------------------------------------------------
TOTAL OTHER POSTPETITION LIABILITIES           $    6,973,014            $           --
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
----------------------------------------------------------------------------------------
Equity in Subsidiary                               (6,362,081)                3,047,008
----------------------------------------------------------------------------------------
TOTAL ADJUSTMENT TO OWNER EQUITY               $   (6,362,081)           $    3,047,008
----------------------------------------------------------------------------------------

                                                                      FORM MOR-3

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

 In re Trenwick America Corporation                      Case No. 03-12635 (MFW)
       ------------------------------                              -------------
                 Debtor                         Reporting Period: May 2004
                                                                  --------------

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

------------------------------------------------------------------------------------------------------------------------------------
                                                                Amount
                                              Beginning Tax   Withheld or                                 Check. No       Ending Tax
                                                Liability       Accrued      Amount Paid    Date Paid       or EFT        Liability
====================================================================================================================================
Federal
------------------------------------------------------------------------------------------------------------------------------------
Withholding                                            --       142,898         142,898     5/13, 5/27           EFT           --
------------------------------------------------------------------------------------------------------------------------------------
FICA-Employee                                          --        47,270          47,270     5/13, 5/27           EFT           --
------------------------------------------------------------------------------------------------------------------------------------
FICA-Employer                                          --        47,270          47,270     5/13, 5/27           EFT           --
------------------------------------------------------------------------------------------------------------------------------------
Unemployment                                           --            67              67     5/13, 5/27           EFT           --
------------------------------------------------------------------------------------------------------------------------------------
Income                                                 --            --              --                                        --
------------------------------------------------------------------------------------------------------------------------------------
Other:                                                 --            --              --                                        --
------------------------------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                                  --       237,505         237,505                                        --
------------------------------------------------------------------------------------------------------------------------------------
State and Local
------------------------------------------------------------------------------------------------------------------------------------
Withholding                                            --        38,949          38,949     5/13, 5/27           EFT           --
------------------------------------------------------------------------------------------------------------------------------------
Sales                                                  --            --              --                                        --
------------------------------------------------------------------------------------------------------------------------------------
Excise                                                 --            --              --                                        --
------------------------------------------------------------------------------------------------------------------------------------
Unemployment                                           --         1,641           1,641     5/13, 5/27           EFT           --
------------------------------------------------------------------------------------------------------------------------------------
Real Property                                      29,000         7,250              --                                    36,250
------------------------------------------------------------------------------------------------------------------------------------
Personal Property                                      --            --              --                                        --
------------------------------------------------------------------------------------------------------------------------------------
Other:                                                 --            --              --                                        --
------------------------------------------------------------------------------------------------------------------------------------
  Total State and Local                            29,000        47,840          40,590                                    36,250
------------------------------------------------------------------------------------------------------------------------------------
Total Taxes                                        29,000       285,345         278,095                           --       36,250
------------------------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Number of Days Past Due
                                                  ==================================================================================
                                                  Current          0-30           31-60         61-90       Over 90       Total
------------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                       --            --             750             --            --          750
------------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                      72,114            --              --             --            --       72,114
------------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                      36,250                                                                  36,250
------------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                                                         --
------------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                                                        --
------------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                                      --
------------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                      --            --              --         57,356       868,468      925,824
------------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                --            --              --             --            --           --
------------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                         --
------------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                         --
------------------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                          108,364            --             750         57,356       868,468    1,034,938
------------------------------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-4

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

Listing of aged accounts payable
Trenwick America Corporation
As of May 31, 2004

             Vendor                     Invoice Date        Services             Invoice Number              Amount
             ------                     ------------        --------             --------------              ------
         Ashby & Geddes                   2/4/2004      December expenses         ASH423-02000                 4,239.80
          Ernst & Young                  2/27/2004      November expenses         ERN327-02000                32,749.00
          Ernst & Young                  2/27/2004      November expenses         ERN811-02000                 8,112.00
         Ashby & Geddes                  3/18/2004      January expenses          ASH307-02000                 3,076.60
        Dewey Ballantine                 3/18/2004      December expenses         DEW466-02000                46,689.20
         Ashby & Geddes                  4/15/2004      February expenses         ASH392-02000                 3,923.40
           Ben Branch                    4/15/2004      February expenses         BEN221-02000                 2,217.60
        Dewey Ballantine                 4/15/2004      January expenses          DEW591-02000                59,137.30
           Ben Branch                    4/15/2004      December expenses         BEN237-02000                 2,376.00
           Ben Branch                    4/15/2004      January expenses          BEN396-02000                 3,960.00
Young, Conaway Stargatt & Taylor         4/22/2004      February expenses         YOU106-02000                10,660.90
Young, Conaway Stargatt & Taylor         4/22/2004      December expenses         YOU577-02000                 5,774.30
Young, Conaway Stargatt & Taylor         4/22/2004      January expenses          YOU129-02000                12,981.20
          Ernst & Young                  5/17/2004      December expenses         ERN185-02000                 1,850.40
          Ernst & Young                  5/17/2004      December expenses         ERN462-02000                   462.60
        Dewey Ballantine                 5/17/2004      February expenses         DEW284-02000               284,063.71
        Dewey Ballantine                 5/17/2004      February expenses         DEW661-02000                66,188.10
          Ernst & Young                  5/17/2004      February expenses         ERN171-02000                17,108.00
          Ernst & Young                  5/17/2004      February expenses         ERN427-02000                 4,277.00
          Ernst & Young                  5/17/2004      February expenses         ERN578-02000                 5,784.80
 Hennigan, Bennett & Dorman, LLP         5/17/2004      February expenses         HEN151-02000               151,418.04
 Hennigan, Bennett & Dorman, LLP         5/17/2004      February expenses         HEN363-02000                36,349.80
 Hennigan, Bennett & Dorman, LLP         5/17/2004      January expenses          HEN800-02000                80,057.18
 Hennigan, Bennett & Dorman, LLP         5/17/2004      January expenses          HEN196-02000                19,640.50
          Ernst & Young                  5/17/2004      January expenses          ERN429-02000                 4,296.80
          Ernst & Young                  5/17/2004      January expenses          ERN107-02000                 1,074.20
                                                                                                          -------------
                                                                                       91+                   868,468.43
                                                                                                          -------------

          Ernst & Young                  5/17/2004       March expenses           ERN231-02000                23,139.20
         Ashby & Geddes                  5/17/2004       March expenses           ASH277-02000                27,742.13
         Ashby & Geddes                  4/15/2004      February expenses         ASH647-02000                 6,474.20
                                                                                                          -------------
                                                                                   61-90 days                 57,355.53
                                                                                                          -------------

                                                                                                          -------------
                                                                             Total Professional Fees      $  925,823.96
                                                                                                          -------------

  United States Trustee Program          5/17/2004       April expenses           UNI750-02000                   750.00
                                                                                                          -------------
                                                                                   31-60 days                    750.00
                                                                                                          -------------

                                                                                                          -------------
                                                                              Total Accounts Payable      $      750.00
                                                                                                          -------------

                                                                                    Grand Total           $  926,573.96

                                                                     MOR-4 AGING

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

   Trenwick America Corporation                          Case No. 03-12635 (MFW)
-----------------------------------                               --------------
           Debtor                               Reporting Period: May 2004
                                                                  --------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

================================================================================     =====================
Accounts Receivable Reconciliation                                                             Amount
================================================================================     =====================
Total Accounts Receivable at the beginning of the reporting period                         51,117,324.66
--------------------------------------------------------------------------------     ---------------------
+ Amounts billed during the peiod                                                           2,562,105.31
--------------------------------------------------------------------------------     ---------------------
- Amounts collected during the peiod                                                       (1,841,778.77)
--------------------------------------------------------------------------------     ---------------------
Total Accounts Receivable at the end of the reporting period                               51,837,651.20
--------------------------------------------------------------------------------     ---------------------

================================================================================     =====================
Accounts Receivable Aging                                                                      Amount
================================================================================     =====================
0 - 30 days old                                                                             2,562,105.31
--------------------------------------------------------------------------------     ---------------------
31 - 60 days old                                                                                      --
--------------------------------------------------------------------------------     ---------------------
61 - 90 days old                                                                                      --
--------------------------------------------------------------------------------     ---------------------
91 + days old                                                                              60,928,874.89
--------------------------------------------------------------------------------     ---------------------
Total Accounts Receivable                                                                  63,490,980.20
--------------------------------------------------------------------------------     ---------------------
Amount considered uncollectible (Bad Debt)                                                 (11,653,329.00)
--------------------------------------------------------------------------------     ---------------------
Accounts Receivable (Net)                                                                  51,837,651.20
--------------------------------------------------------------------------------     ---------------------

                              DEBTOR QUESTIONNAIRE

================================================================================     =====================
Must be completed each month                                                             Yes        No
================================================================================     =====================
1. Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                               X
--------------------------------------------------------------------------------     ---------------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide and explanation below.                    X
--------------------------------------------------------------------------------     ---------------------
3. Have all postpetition tax returns been timely filed? If no, provide an
explanation below.                                                                        X
--------------------------------------------------------------------------------     ---------------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                 X
--------------------------------------------------------------------------------     ---------------------

                                                                      FORM MOR-5
                                                                          (9/99)